Exhibit 99.1
Joint Filer Information

Each of the following joint filers has designated Crestview Partners GP, L.P. as the “Designated Filer” for purposes of Item 1 of the attached Form 3:

1.     Crestview Partners, L.P.
c/o Crestview, L.L.C
667 Madison Avenue
New York , NY 10021

2.     Crestview Offshore Holdings (Cayman), L.P.
c/o Crestview, L.L.C
667 Madison Avenue
New York , NY 10021

3.     Crestview Partners (PF), L.P.
c/o Crestview, L.L.C
667 Madison Avenue
New York , NY 10021

4.     Crestview Holdings (TE), L.P.
c/o Crestview, L.L.C
667 Madison Avenue
New York , NY 10021

5.     Crestview Partners (ERISA), L.P.
c/o Crestview, L.L.C
667 Madison Avenue
New York , NY 10021

6.     Crestview Partners (Cayman), L.P.
c/o Crestview, L.L.C
667 Madison Avenue
New York , NY 10021

7.     Crestview Partners (TE), L.P.
c/o Crestview, L.L.C
667 Madison Avenue
New York , NY 10021

8.     Crestview Partners (Cayman), Ltd.
c/o Crestview, L.L.C
667 Madison Avenue
New York , NY 10021

9.     Forest Holdings LLC
c/o Crestview, L.L.C
667 Madison Avenue
New York , NY 10021

10.           Forest Holdings (ERISA) LLC
c/o Crestview, L.L.C
667 Madison Avenue
New York , NY 10021

Issuer and Ticker Symbol: FBCM

Date of Event Requiring Statement: July 20, 2006

CRESTVIEW PARTNERS, L.P.
CRESTVIEW OFFSHORE HOLDINGS (CAYMAN), L.P.
CRESTVIEW PARTNERS (PF), L.P.
CRESTVIEW HOLDINGS (TE), L.P.
CRESTVIEW PARTNERS (ERISA), L.P.
CRESTVIEW PARTNERS (CAYMAN), L.P.
CRESTVIEW PARTNERS (TE), L.P.

By: Crestview Partners GP, L.P., as General Partner

By: Crestview, L.L.C., as General Partner

By: /s/ Wing S. Keith
Name: Wing S. Keith Title: Chief Operating Officer

CRESTVIEW PARTNERS (CAYMAN), LTD.

By: Crestview Partners GP, L.P., as Sole Member

By: Crestview, L.L.C., as General Partner

By: /s/ Wing S. Keith
Name: Wing S. Keith Title: Chief Operating Officer

FOREST HOLDINGS LLC

By: Crestview Partners, L.P., as Member

By: Crestview Partners GP, L.P., as General Partner

By: Crestview, L.L.C., as General Partner

By: /s/ Wing S. Keith
Name: Wing S. Keith Title: Chief Operating Officer

FOREST HOLDINGS (ERISA) LLC

By: Crestview Partners (ERISA), L.P., as Sole Member

By: Crestview Partners GP, L.P., as General Partner

By: Crestview, L.L.C., as General Partner

By: /s/ Wing S. Keith
Name: Wing S. Keith Title: Chief Operating Officer